UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8K

                        Current Report
               Pursuant to Section 13 or 15(d) of
              The Securities Exchange Act of 1934



  Date of Report (Date of earliest event reported):
October 18, 2005


                        JOHNSON & JOHNSON

     (Exact name of registrant as specified in its charter)


  New Jersey             1-3215           22-1024240

(State or other        Commission       (I.R.S. Employer
jurisdiction          File Number)     Identification No.)
of incorporation)



 One Johnson & Johnson Plaza, New Brunswick, New Jersey
08933

   (Address of principal executive offices)   (Zip code)


Registrant's telephone number, including area code:
(732) 524-0400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule
14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule
13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 2.02 Results of Operations and Financial Condition

On  October  18,  2005, Johnson &  Johnson  issued  the
attached   press  release  announcing  its  sales   and
earnings for the third quarter ended October 2, 2005.


Item 9.01 Financial Statements and Exhibits

Exhibit No.         Description of Exhibit

99.15 Press Release dated October 18, 2005 for the period ended October 2, 2005.

99.2O Unaudited Comparative Supplementary Sales Data and Condensed Consolidated Statement of
          Earnings for the third quarter.





                            SIGNATURE



Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                     JOHNSON & JOHNSON




Date: October 18, 2005   By: /s/ Stephen J. Cosgrove
                                 Stephen J. Cosgrove
                                 Chief Accounting Officer